Exhibit 99.2

AmeriVest Properties

Supplemental Operating and Financial Information

Third Quarter 2004

Table of Contents

Corporate Information

Financial Information
Selected Financial Data
Consolidated Statements of Operations
Geographic Operating Information - 2004
Geographic Operating Information - 2003
Non-GAAP Financial Measures
Consolidated Balance Sheets
Debt Summary

Portfolio Information
Property Summary
Lease Expiration Information
Other Property Information

Selected Financial Data

Company Overview

        AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in selected markets catering to small and medium size businesses.  At September 30, 2004, AmeriVest owned 29 properties totaling 2,628,044 square feet located in Colorado, Texas, Arizona and Indiana.  The Company’s core portfolio (which excludes assets it owns less than 100% and smaller office buildings primarily leased to the State of Texas) included 15 properties totaling 2,345,941square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.

Strategy

        We believe that office space for small to medium size businesses is a large and underserved market.  According to a study compiled by the Office of Advocacy of the U.S. Small Business Administration, 89% of all U.S. businesses employed fewer than 20 employees.  As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

        Small to medium size businesses often have specific needs and limitations that are different from larger businesses.  For example, small and medium size businesses cannot usually afford large corporate staffs to manage office leasing.  These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications equipment and other amenities, but usually do not have a comparable budget to those firms.  Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner.  The key elements of our strategy include:

Provide a superior, consistent product - We seek to provide a level of amenities to small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as keyless entry card systems, use of conference rooms with the latest telecommunication and presentation equipment, and the ability to access high speed voice and data service from multiple providers.

Simplify the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size customer base with limited staffing through our “no hassle” leasing philosophy which reduces the per lease cost for us and the customer.

Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.

Target select cities - We target cities that meet specific criteria where we hope to build meaningful multi-property portfolios over the near term.

        As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses.  By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
William T. Atkins	Chief Executive Officer, Director and Chairman of the Board	1999

Charles K. Knight	President, Chief Operating Officer and Director	1999

Kathryn Hale	Chief Financial Officer and Secretary	—

John B. Greenman	Chief Investment Officer and Vice President	—

Patrice Derrington	Outside Director	2003

Harry P. Gelles	Outside Director	2000

Alexander S. Hewitt	Director and Vice Chairman	2004

Robert W. Holman, Jr.	Lead Outside Director	2001

John A. Labate	Outside Director	1995

Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Kim P. Boswood
Suite 100	(303) 297-1800 x 118
Denver, Colorado 80222	kim@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

Financial Information

Selected Financial Data

	As of and for the three months ended
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
	(amounts in thousands, except share, per share and property data)

Operating Data -
Real estate operating revenue(1)	$11,435	$11,403	$9,594	$8,669	$6,895
General and administrative expenses	1,106	984	933	1,171	777
G&A as a percentage of revenue	9.7%	8.6%	9.7%	13.5%	11.3%

Loss Per Share -
Net loss	$(1,302)	$(548)	$(375)	$(1,251)	$(24)
Loss per share - basic	(0.05)	(0.02)	(0.02)	(0.07)	0.00
Loss per share - diluted	(0.05)	(0.02)	(0.02)	(0.07)	0.00

Funds from Operations (FFO)(2)
FFO	$2,351	$2,796	$1,878	$1,317	$1,667
FFO per share - basic	0.10	0.12	0.11	0.08	0.10
FFO per share - diluted	0.10	0.12	0.11	0.07	0.10

Balance Sheet Data -
Net investment in real estate(3)	$301,152	$277,569	$259,921	$220,698	$197,671
Total assets	317,766	294,876	275,911	240,500	216,245
Total liabilities	216,074	188,824	166,477	170,396	142,834
Minority interest	1,671	1,775	1,836	—	—
Total stockholders’ equity	100,022	104,278	107,598	70,104	73,411

Common Stock Data -
Common shares outstanding	23,948,056	23,928,849	23,859,639	17,401,309	17,375,467
Weighted average shares - basic	23,934,094	23,898,957	17,567,414	17,383,652	17,356,751
Weighted average shares - diluted	24,050,124	24,011,520	17,721,219	17,633,834	17,459,294
Closing share price	$6.68	$5.89	$6.75	$7.18	$6.50
Share price range for period (high - low)	6.83 - 5.88	6.93 - 5.48	7.64 - 6.40	6.50 - 7.21	6.75 - 6.11

Dividends declared per share	$0.13	$0.13	$0.13	$0.13	$0.13
Annualized dividend yield	7.8%	8.8%	7.7%	7.2%	8.0%
Market value of common equity	$159,973	$140,941	$161,053	$124,941	$112,941
Total liabilities	216,074	188,824	166,477	170,396	142,834
Total market capitalization	$376,047	$329,765	$327,530	$295,337	$255,775

Cash Flow Data -
Net cash flow from operating activities	$3,612	$2,370	$1,719	$3,265	$2,812
Net cash flow from investing activities	(24,817)	(11,693)	(31,231)	(18,859)	(16,536)
Net cash flow from financing activities	20,940	10,125	30,061	15,899	6,441
Net change in cash and cash equivalents	$(265)	$802	$549	$305	$(7,283)

Property Data -
Properties owned	29	28	27	30	28
Rentable square feet	2,628,044	2,480,232	2,365,640	2,222,079	1,891,352
Occupancy	86.2%	85.1%	84.5%	84.2%	86.8%

(1)  Excludes the revenues of assets classified as held of resale (Texas Bank Buildings - sold March 16, 2004).

(2)  See page 7 for a reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

(3)  Excludes the real estate assets of properties classified as held for sale (Texas Bank Buildings - sold March 16, 2004).

Consolidated Statement of Operations

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003

Real Estate Operating Revenue
Rental revenue	$11,435,128	$6,895,235	$32,431,672	$20,124,585

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	3,381,971	1,929,966	9,293,204	5,139,566
Real estate taxes	1,393,953	832,051	4,109,575	2,346,828
Management fees	17,496	17,756	52,246	84,930
General and administrative expenses	1,105,901	777,579	3,022,715	2,357,432
Ground rent expense	160,542	—	482,225	—
Interest expense	3,069,512	1,809,933	8,622,861	5,316,903
Depreciation and amortization expense	3,740,880	1,636,449	9,963,605	4,378,968
Impairment of investment in real estate	—	—	—	1,465,932
Total operating expenses	12,870,255	7,003,734	35,546,431	21,090,559

Loss From Continuing Operations	(1,435,127)	(108,499)	(3,114,759)	(965,974)

Other Income/(Loss)
Interest income	29,139	43,434	55,395	61,187
Equity in loss of affiliate	—	(14,537)	(18,076)	(38,451)
Minority interest (1)	104,094	—	165,212	—
Total other income	133,233	28,897	202,531	22,736

Loss Before Discontinued Operations	(1,301,894)	(79,602)	(2,912,228)	(943,238)

Net Earnings from Discontinued Operations	—	56,134	687,735	214,683

Net Loss	$(1,301,894)	$(23,468)	$(2,224,493)	$(728,555)

Loss Per Share
Basic	$(0.05)	$0.00	$(0.10)	$(0.05)
Diluted	$(0.05)	$0.00	$(0.10)	$(0.05)

Weighted Average Common Shares Outstanding
Basic	23,934,094	17,356,751	21,807,943	13,777,395
Diluted	23,934,094	17,356,751	21,807,943	13,777,395

(1)  As a result of adopting FIN 46R, “Consolidation of Variable Interest Entities (VIE)”, the Company consolidated the operations of an entity management identified as a VIE in which the Company is the primary beneficiary.  The Company recognizes minority interest equal to third party voting interests on the VIE’s reported earnings or loss.

Geographic Operating Information - 2004

As of and for the three months ended September 30, 2004

	Denver	Dallas	Phoenix	Indianapolis	Non-core (1)	Corporate	Consolidated

Real estate operating revenue	$2,386,801	$3,602,163	$4,483,309	$417,077	$545,778	$—	$11,435,128
Real estate operating expenses	1,042,913	1,356,272	1,825,124	166,933	402,178	—	4,793,420
Net operating income	1,343,888	2,245,891	2,658,185	250,144	143,600	—	6,641,708
Percent of total	20.2%	33.8%	40.0%	3.8%	2.2%	0.0%	100.0%
Adjustments to arrive at net loss -
General and administrative expenses							(1,105,901)
Ground rent expense							(160,542)
Interest expense							(3,069,512)
Depreciation and amortization expense							(3,740,880)
Interest income							29,139
Minority interest							104,094
Total adjustments							(7,943,602)
Net loss							$(1,301,894)

As of and for the nine months ended September 30, 2004
Real estate operating revenue	$7,177,243	$10,306,209	$12,088,277	$1,292,778	$1,567,165	$—	$32,431,672
Real estate operating expenses	3,210,620	3,899,733	4,864,272	513,648	966,752	—	13,455,025
Net operating income	3,966,623	6,406,476	7,224,005	779,130	600,413	—	18,976,647
Percent of total	20.9%	33.8%	38.1%	4.1%	3.2%	0.0%	100.0%
Adjustments to arrive at net loss -
General and administrative expenses							(3,022,715)
Ground rent expense							(482,225)
Interest expense							(8,622,861)
Depreciation and amortization expense							(9,963,605)
Interest income							55,395
Equity in loss of affiliate							(18,076)
Minority interest							165,212
Discontinued operations (2)							687,735
Total adjustments							(21,201,140)
Net loss							$(2,224,493)

Net investment in real estate	$71,141,552	$94,467,823	$112,004,064	$10,257,620	$13,110,400	$170,464	$301,151,923

Properties owned	4	5	5	1	14	—	29
Rentable square feet	555,764	840,319	835,081	114,777	282,103	—	2,628,044
Occupancy	86.4%	89.5%	87.5%	81.8%	73.6%	—	86.2%

(1)  Includes the Texas State Buildings and Panorama Falls.  Due to the adoption of FASB Interpretation No.46R, the assets and liabilities of Panorama Falls are consolidated with those of AmeriVest effective March 31, 2004 and the real estate assets are reflected in the ‘net investment in real estate’ balance in the ‘non-core’ column.  Beginning April 1, 2004, the operations of Panorama Falls are consolidated with those of AmeriVest.  Prior to April 1, 2004, the investment in Panorama Falls was accounted for under the equity method and AmeriVest’s share of the net loss of the entity is reflected above as ‘equity in loss of affiliate’.

(2)  Includes the net operations, including gain on sale, of the Texas Bank Buildings (which were sold March 16, 2004) in the amount reported for the nine months ended September 30, 2004.

Geographic Operating Information - 2003

As of and for the three months ended September  30, 2003

	Denver	Dallas	Phoenix	Indianapolis	Non-core (1)	Corporate	Consolidated

Real estate operating revenue	$2,419,762	$1,874,835	$1,794,013	$401,501	$405,124	$—	$6,895,235
Real estate operating expenses	1,029,050	748,494	581,788	178,696	241,745	—	2,779,773
Net operating income	1,390,712	1,126,341	1,212,225	222,805	163,379	—	4,115,462
Percent of total	33.8%	27.4%	29.5%	5.4%	4.0%	0.0%	100.0%
Adjustments to arrive at net loss -
General and administrative expenses							(777,579)
Interest expense							(1,809,933)
Depreciation and amortization expense							(1,636,449)
Impairment of investment in real estate							—
Interest income							43,434
Equity in loss of affiliate							(14,537)
Discontinued operations (2)							56,134
Total adjustments							(4,138,930)
Net loss							$(23,468)

As of and for the nine months ended September 30, 2003
Real estate operating revenue	$7,523,161	$5,792,976	$4,323,282	$1,271,157	$1,214,009	$—	$20,124,585
Real estate operating expenses	2,975,425	2,080,694	1,331,278	475,263	708,664	—	7,571,324
Net operating income	4,547,736	3,712,282	2,992,004	795,894	505,345	—	12,553,261
Percent of total	36.2%	29.6%	23.8%	6.3%	4.0%	0.0%	100.0%
Adjustments to arrive at net loss -
General and administrative expenses							(2,357,432)
Interest expense							(5,316,903)
Depreciation and amortization expense							(4,378,968)
Impairment of investment in real estate							(1,465,932)
Interest income							61,187
Equity in loss of affiliate							(38,451)
Discontinued operations (2)							214,683
Total adjustments							(13,281,816)
Net loss							$(728,555)

Net investment in real estate	$68,306,797	$43,198,460	$69,191,125	$10,095,497	$10,014,374	$93,016	$200,899,269

Properties owned	4	2	3	1	18	—	28
Rentable square feet	556,807	323,282	554,589	114,033	342,641	—	1,891,352
Occupancy	81.4%	97.6%	88.9%	85.4%	82.2%	—	86.8%

(1)  Includes the Texas State Buildings and Panorama Falls.

(2)  Includes the net operations, including gain on sale, of the Texas Bank Buildings, which were sold March 16, 2004.

Non-GAAP Financial Measures

Funds from Operations (FFO) is a non-GAAP financial measure.  We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) in the October 1999 White Paper (amended in April 2002), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraphs entitled “Non-GAAP Financial Measures” below.  The following table reflects the reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures:

	Three months ended
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
	(amounts in thousands, except share, per share and property data)
Funds from Operations (FFO) -
Net loss	$(1,302)	$(548)	$(375)	$(1,251)	$(24)
Depreciation and amortization expense	3,631	3,319	2,805	2,546	1,669
Share of depreciation and amortization expense of unconsolidated affiliate	22	25	22	22	22
Gain on sale	—	—	(574)	—	—
FFO	$2,351	$2,796	$1,878	$1,317	$1,667

Loss per share - diluted	$(0.05)	$(0.02)	$(0.02)	$(0.07)	$(0.00)

FFO per share - diluted	$0.10	$0.12	$0.11	$0.07	$0.10

Common Stock Data -
Weighted average shares - diluted	24,050,124	24,011,520	17,721,219	17,633,834	17,459,294

Non-GAAP Financial Measures - Funds from Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sale of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, it facilitates an understanding of the operations performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance.  We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.  FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  FFO may include funds that may not be available for our management’s discretionary use due to requirements to conserve funds for capital expenditures, debt repayments, debt repayments property acquisitions and other commitments and uncertainties.

Consolidated Balance Sheets

	September 30, 2004	December 31, 2003

Assets
Investment in real estate -
Land	$40,961,332	$28,838,214
Buildings and improvements	244,540,282	184,519,890
Furniture, fixtures and equipment	1,273,552	799,730
Tenant improvements	13,030,911	6,144,440
Tenant leasing commissions	2,503,489	1,061,160
Intangible assets	21,125,721	11,468,120
Less: accumulated depreciation and amortization	(22,283,364)	(12,134,025)
Net investment in real estate	301,151,923	220,697,529

Cash and cash equivalents	2,563,176	1,477,585
Escrow deposits	7,129,571	5,778,427
Assets - held for sale	—	3,196,877
Investment in affiliate	—	1,364,032
Due from related party	—	3,371,526
Due from affiliate	—	262,347
Accounts receivable, net	666,333	296,377
Deferred rents receivable	2,786,040	1,401,455
Deferred financing costs, net	2,364,043	2,301,043
Prepaid expenses and other assets	1,105,200	353,264
Total assets	$317,766,286	$240,500,462

Liabilities
Mortgage loans and notes payable	$202,312,186	$158,237,661
Liabilities - held for sale	—	1,296,049
Accounts payable and accrued expenses	2,650,358	2,736,657
Accrued real estate taxes	4,317,366	3,169,183
Prepaid rents, deferred revenue and security deposits	3,681,158	2,694,335
Dividends payable	3,112,513	2,262,170
Total liabilities	216,073,581	170,396,055

Minority Interest	1,671,092	—

Stockholders’ Equity
Preferred stock, $.001 par value
Authorized - 5,000,000 shares
Issued and outstanding - none	—	—

Common stock, $.001 par value
Authorized - 75,000,000 shares
Issued and outstanding - 23,948,056 and 17,401,309 shares, respectively	23,948	17,401
Capital in excess of par value	132,342,983	91,706,371
Distributions in excess of accumulated earnings	(32,345,318)	(21,619,365)
Total stockholders’ equity	100,021,613	70,104,407
Total liabilities and stockholders’ equity	$317,766,286	$240,500,462

Debt Summary

			September 30, 2004		December 31, 2003
Lender	Mortgaged Property	Maturity Date	Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)
Fixed Rate -
Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness	1/10/2006	$14,453,675	7.90%	$14,572,888	7.90%

Greenwich Capital Financial Products	Parkway Centre II Centerra Southwest Gas Building	10/1/2008	38,311,918	5.13%	38,876,849	5.13%

Metropolitan Life Insurance Company	Parkway Centre III	9/10/2009	15,210,000	4.47%	—	—

Allstate Life Insurance Company	Financial Plaza	10/5/2010	24,299,882	5.25%	24,669,760	5.25%

Southern Farm Bureau Life Insurance Company	Scottsdale Norte	4/1/2011	6,583,234	7.90%	6,625,460	7.90%

J. P. Morgan Chase	Hackberry View - 1st	9/1/2012	11,457,719	6.57%	—	—

J. P. Morgan Chase	Hackberry View - 2nd (2)	9/1/2012	974,755	8.00%	—	—

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains Kellogg Building	1/1/2013	28,970,110	7.40%	29,309,686	7.40%

Allstate Life Insurance Company	Camelback - 1st	9/5/2014	16,000,000	5.82%	—	—

Allstate Life Insurance Company	Camelback - 2nd	9/5/2014	5,000,000	5.82%	—	—

Security Life of Denver Insurance Company	Keystone Office Park - 1st	5/1/2022	4,254,200	8.00%	4,334,828	8.00%

Security Life of Denver Insurance Company	Keystone Office Park - 2nd	5/1/2022	477,209	8.63%	485,638	8.63%

Transatlantic Capital Company, LLC	Texas State Buildings	8/1/2028	5,600,607	7.66%	5,660,436	7.66%
		Subtotal	$171,593,309	6.17%	$124,535,545	6.39%

Variable Rate -
Fleet National Bank -	Chateau Plaza	11/12/2005	$20,650,000	4.50%	$18,470,020	3.90%
Senior Secured Line of Credit	Greenhill Park

Fleet National Bank -
Unsecured Line of Credit (3)	Unsecured	11/12/2005	10,000,000	5.89%	15,149,725	5.17%
		Subtotal	$30,650,000	4.95%	$33,619,745	4.47%

Other notes payable -
Lease Capital Corporation	Phone system	10/31/2007	68,877	11.11%	82,371	11.11%
		Subtotal	68,877	11.11%	82,371	11.11%
	Total mortgage loans and notes payable		$202,312,186	5.99%	$158,237,661	5.98%

Liabilities - held for sale
Jefferson Pilot	Texas Bank Buildings		$—	—	$1,296,049	9.00%
Total including mortgage loan included in ‘liabilities - held for sale’			$202,312,186	5.99%	$159,533,710	6.01%

Scheduled maturities (for the years ended December 31,) -

2004	$741,421
2005	23,811,458
2006	17,416,022
2007 (3)	13,368,603
2008	38,171,976
Thereafter	108,802,706
Total	$202,312,186

Debt information (for the three months ended September 30, 2004) -

Additions	$105,719,845
Repayments	(61,264,964)
Scheduled principal payments	(1,676,405)
Total	$42,778,476

(1)  Interest only, does not include amortization of deferred financing costs or unused facility fees.

(2)  The amount recorded reflects a net present value calculation based on a fair market value rate of 8%.  The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3)  On October 20, 2004, KeyBank National Association assumed the Company’s Unsecured Line of Credit.  The amended facility has a capacity of $40,000,000 and a maturity date of November 12, 2007.

Portfolio Information

Property Summary

			September 30, 2004		December 31, 2003
Building / Location	Year Acquired	Rentable Area (1)	Occupancy Rate (2)	Average Rent Per SF (3)	Occupancy Rate (2)	Average Rent Per SF (3)
Same Store -
Southwest Gas Building Phoenix, AZ	2003	146,048	87.1%	$23.46	80.4%	$22.10

Chateau Plaza Dallas, TX	2002	171,294	97.4%	23.03	100.0%	22.70

Centerra Denver, CO	2002	186,582	81.4%	18.12	72.9%	19.89

Parkway Centre II Plano, TX	2002	151,968	96.5%	19.55	95.4%	20.61

Kellogg Building Littleton, CO	2001	110,852	94.0%	20.37	85.8%	21.04

Arrowhead Fountains Peoria, AZ	2001	96,090	98.9%	21.88	100.0%	21.85

AmeriVest Plaza at Inverness Englewood, CO	2001	118,720	93.0%	21.78	91.3%	23.10

Sheridan Center Denver, CO	2000	139,610	81.3%	16.48	82.7%	16.36

Keystone Office Park Indianapolis, IN	1999/2003	114,777	81.8%	17.71	86.4%	17.71
	Subtotal	1,235,941	89.8%	$20.35	87.7%	$20.52

2003 Acquisitions and Developments -
Greenhill Park Addison, TX	2003	251,917	76.3%	$18.62	76.7%	$18.84

Scottsdale Norte Scottsdale, AZ	2003	78,811	78.9%	22.76	80.9%	23.16

Financial Plaza Mesa, AZ	2003	310,838	84.6%	23.50	80.5%	23.02
	Subtotal	641,566	80.6%	$21.60	79.1%	$21.57

2004 Acquisitions -
Hackberry View Irving, TX	2004	114,598	100.0%	20.62	N/A	N/A

Camelback Lakes Phoenix, AZ	2004	203,294	90.2%	21.21	N/A	N/A

Parkway Centre III Plano, TX	2004	150,542	87.8%	20.86	N/A	N/A
	Subtotal	468,434	91.8%	$20.95	N/A	N/A

Joint Ventures -
Panorama Falls (4) Englewood, CO	2000	59,561	60.4%	19.51	78.0%	19.01
	Subtotal	59,561	60.4%	$19.51	78.0%	$19.01

Non-Core -
Texas Bank Buildings (5) Texas	1998	N/A	N/A	N/A	100.0%	$15.88

Texas State Buildings (6) Texas	1997/1998	222,542	77.1%	9.06	76.8%	9.00
	Subtotal	222,542	77.1%	$9.06	81.7%	$10.79
	Total	2,628,044	86.2%	$19.88	84.2%	$19.63

(1)  Includes office space but excludes storage, telecommunications and garage space.

(2)  Includes approximately 69,680 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 30,050 square feet (1.1% of total rentable area) that is leased but has been vacated.  Excludes approximately 12,300 square feet (0.5% of total rentable area) that expired on or about September 30, 2004.

(3)  Annualized cash basis revenue divided by leased area.

(4)  20% of the property is owned by AmeriVest and 80% of the property is owned by one other investor as tenants in common. Beginning March 31, 2004, the balance sheet and results of operations for this joint venture are included in the Company’s consolidated financial statements.

(5)  These buildings were sold March 16, 2004.

(6)  11 of 13 buildings are leased primarily to various agencies of the State of Texas.  The Clint and Paris, Texas buildings are currently vacant.

Lease Expiration Information

The following schedules detail the tenant (1) lease expirations for our 100%-owned properties (2) at September 30, 2004 in total and by geographic region:

Consolidated

Year	Number of Leases	Square Footage	Annual Revenue	Percentage of Total Annual Revenue
2004	31	139,930	$2,298,766	5.3%
2005	111	519,291	10,767,134	24.7%
2006	98	307,273	5,815,498	13.3%
2007	103	446,641	9,080,359	20.8%
2008	50	197,047	3,951,262	9.1%
2009	40	238,363	5,298,975	12.2%
2010	16	213,413	4,016,198	9.2%
2011	9	67,013	1,237,902	2.8%
2012	2	32,910	749,794	1.7%
2013	—	—	—	—
2014	1	19,798	235,200	0.5%
2015	3	7,620	144,780	0.3%
Total	464	2,189,299	$43,595,868	100.0%

Denver

Year	Number of Leases	Square Footage	Annual Revenue	Percentage of Total Annual Revenue
2004	15	23,817	$498,337	5.8%
2005	64	152,481	3,165,816	36.6%
2006	44	61,903	1,137,675	13.1%
2007	39	73,256	1,363,293	15.8%
2008	23	71,720	1,383,027	16.0%
2009	13	28,118	508,739	5.9%
2010	1	1,568	29,792	0.3%
2011	3	10,723	188,071	2.2%
2012	—	—	—	—
2013	—	—	—	—
2014	1	19,798	235,200	2.7%
2015	3	7,620	144,780	1.7%
Total	206	451,004	$8,654,730	100.0%

Phoenix

Year	Number of Leases	Square Footage	Annual Revenue	Percentage of Total Annual Revenue
2004	4	14,170	$331,707	2.0%
2005	19	107,873	2,409,988	14.6%
2006	28	116,452	2,649,619	16.1%
2007	33	154,064	3,469,186	21.1%
2008	9	36,563	842,095	5.1%
2009	19	161,634	3,852,676	23.4%
2010	5	91,692	1,938,132	11.8%
2011	2	19,119	437,497	2.7%
2012	1	24,444	546,610	3.3%
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	120	726,011	$16,477,510	100.0%

Lease Expiration Information - continued

Dallas

Year	Number of Leases	Square Footage	Annual Revenue	Percentage of Total Annual Revenue
2004	6	44,522	$823,180	5.4%
2005	20	213,522	4,723,128	31.0%
2006	12	48,086	1,004,332	6.6%
2007	26	209,263	4,072,103	26.7%
2008	16	85,384	1,668,278	10.9%
2009	5	39,899	782,451	5.1%
2010	7	69,225	1,468,236	9.6%
2011	2	28,381	509,567	3.3%
2012	1	8,466	203,184	1.3%
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	95	746,748	$15,254,459	100.0%

Indianapolis

Year	Number of Leases	Square Footage	Annual Revenue	Percentage of Total Annual Revenue
2004	4	19,392	$336,478	20.3%
2005	6	12,560	202,143	12.2%
2006	10	32,034	589,875	35.7%
2007	5	10,058	175,777	10.6%
2008	2	3,380	57,862	3.5%
2009	3	8,712	155,109	9.4%
2010	1	5,343	96,174	5.8%
2011	1	2,400	40,800	2.5%
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—
Total	32	93,879	$1,654,218	100.0%

Non-core

Year	Number of Leases	Square Footage	Annual Revenue	Percentage of Total Annual Revenue
2004	2	38,029	$309,064	19.9%
2005	2	32,855	266,059	17.1%
2006	4	48,798	433,997	27.9%
2007	—	—	—	—
2008	—	—	—	—
2009	—	—	—	—
2010	2	45,585	483,864	31.1%
2011	1	6,390	61,967	4.0%
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
Total	11	171,657	$1,554,951	100.0%

(1)  Excludes Kellogg Executive Suite and month-to-month tenants.

(2)  Does not include Panorama Falls.

Other Property Information

The following chart illustrates the geographic distribution of our 100%-owned core properties (1) by square footage at September 30, 2004:

The following table categorizes the leased area of our 100%-owned core properties (1) by our tenant’s industry at September 30, 2004:

Wholesale trade and manufacturing	12.0%
Consulting and business services	10.1%
Healthcare	9.9%
Real estate	9.9%
Financial services - advisement and brokerage	7.9%
Financial services - mortgage	7.1%
Financial services - insurance	6.8%
Legal	6.4%
Computer systems and software	6.1%
Energy	6.0%
Travel, entertainment and food service	4.3%
Telecommunications	3.9%
Other	3.1%
Financial services - banking	2.8%
Accounting	2.8%
Engineering	0.4%
Advertising and marketing	0.4%
Government agencies	0.1%

(1)  Does not include the Texas State Buildings or Panorama Falls.